UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2015

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors (the “Audit Committee”) of Westwood Holdings Group, Inc. (the “Company”) recently completed a comprehensive process to determine which audit firm would serve as the Company’s independent registered public accounting firm. As a result of this process and following careful deliberation, the Company, with the approval of the Audit Committee, dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm on October 3, 2015, effective as of October 7, 2015.
Grant Thornton’s reports on the Company’s consolidated financial statements for the years ended December 31, 2013 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2013 and December 31, 2014 and the subsequent interim period preceding Grant Thornton’s dismissal, there were:
(i) no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and
(ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company previously provided Grant Thornton with a copy of this Form 8-K. Attached as Exhibit 16.1 is a copy of a letter from Grant Thornton dated October 8, 2015 stating that Grant Thornton agrees with the disclosures in this Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On and effective as of October 7, 2015, the Company entered into an engagement letter with Deloitte & Touche LLP (“Deloitte”) appointing Deloitte as the Company’s new independent registered public accounting firm. The audit committee of the board of directors of the Company approved the engagement.
During the years ended December 31, 2013 and December 31, 2014 and the subsequent interim period preceding Deloitte’s engagement, neither the Company nor anyone on its behalf consulted Deloitte regarding either:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
Exhibit No.    Description
16.1        Letter from Grant Thornton, dated October 8, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: October 8, 2015	/s/ Brian O. Casey
Brian O. Casey,
President & Chief Executive Officer

EXHIBIT INDEX
Exhibit No.    Description
16.1        Letter from Grant Thornton, dated October 8, 2015